UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2024

First Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-25023	35-2056949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112

(Address of Principal Executive Offices) (Zip Code)

(812) 738-2198

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On January 16, 2024 (the “Notice Date”), First Capital Inc., (the “Company”) notified Monroe Shine & Co., Inc. (“Monroe Shine”) they had been dismissed as the Company’s independent registered public accounting firm effective upon the completion of its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023. The decision to dismiss Monroe Shine was approved by the Audit Committee of the Company’s Board of Directors. The dismissal of Monroe Shine was not related to any disagreements with Monroe Shine on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Monroe Shine served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. Monroe Shine’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2021, and through the Notice Date, there were no disagreements between the Company and Monroe Shine on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Monroe Shine, would have caused Monroe Shine to make reference to the matter in their reports.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission’s (“SEC”) rules and regulations have occurred during the fiscal years ended December 31, 2022 or 2021 or through the Notice Date.

Before filing this Current Report on Form 8-K with the SEC, the Company requested Monroe Shine to furnish the Company with a letter addressed to the SEC stating whether Monroe Shine agrees with the above statements. A copy of Monroe Shine’s letter, dated January 22, 2024, is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On the Notice Date, the Audit Committee of the Company’s Board of Directors, determined to replace Monroe Shine with Crowe LLP (“Crowe”) as the Company’s independent auditor for the fiscal year ending December 31, 2024. As of the date of this report, Crowe is in the process of its standard client acceptance procedures and has not accepted the engagement.

During the fiscal years ended December 31, 2022 and 2021 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with Monroe Shine on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Monroe Shine, would have caused Monroe Shine to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Monroe Shine & Co., Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Date: January 22, 2024	By:	/s/ Joshua P. Stevens
Joshua P. Stevens Chief Financial Officer